Exhibit 10.8

EQUIPMENT SUBLEASE AGREEMENT

THIS EQUIPMENT SUBLEASE AGREEMENT (this “Sublease Agreement”) is made as of the 14th day of September, 2005, by and between FADV HOLDINGS LLC, a California limited liability company (hereinafter referred to as “Lessee”), and FIRST ADVANTAGE CORPORATION, a Delaware corporation (hereinafter referred to as “Sublessee”).

GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS (hereinafter referred to as “Lessor”), by a Master Lease Financing Agreement dated as of December 28, 2000 (hereinafter referred to as the “Agreement”), leased to Lessee certain equipment described in the Schedules executed or to be executed pursuant to said Agreement. Capitalized terms used herein without definition shall have the meaning given them in the Agreement.

Lessee and Sublessee desire to enter into a sublease of a part of the equipment to Sublessee.

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants, terms and conditions hereinafter contained, the parties hereby agree as follows:

1. Lessee hereby agrees to sublease to Sublessee, and Sublessee hereby agrees to sublease from Lessee, those certain items of equipment, personal property and other property, together with all components, parts, additions, accessions and attachments incorporated therein, now or hereafter leased to Lessee pursuant to the Agreement and described on the Schedules now or hereafter executed pursuant to the Agreement and specified in a Specification of Equipment for Sublease (all such property hereinafter collectively referred to as the “Equipment”), on the terms and conditions set forth in the Agreement and in the Schedules executed pursuant to said Agreement.

2. Sublessee agrees that it shall be bound by each and every covenant, term and condition that are applicable to Lessee contained in the Agreement and the applicable Schedules, and that it shall perform promptly as and when due all said covenants, terms and conditions. The term of this Sublease Agreement and the rental to be paid hereunder shall be the Term of the Agreement, and the Rent required to be paid under the Agreement, with respect to the Equipment. Payments under this Sublease Agreement shall be made to Lessee at the address specified pursuant to Section 9 hereof. Upon expiration of the term of this Sublease Agreement, the Equipment shall be returned to Lessee (or, if directed by Lessee, to Lessor) in accordance with the provisions of the Agreement.

3. Sublessee further agrees that: (a) Sublessee waives, and agrees that it will not assert against Lessor or any successor or assignee of Lessor, any defense, set-off, recoupment, claim or counterclaim which Sublessee may at any time have against Lessee for any reason whatsoever; (b) Lessor shall have no obligation to perform any of the duties of Lessee under this Sublease Agreement, including (but not limited to) payment of any taxes or other sums, furnishing of maintenance, repairs, replacements, service or insurance; (c) the Equipment, when subjected to Sublessee’s use and control, will continue to be personal property under applicable law at all times during the term of this Sublease Agreement, and Lessor or its designated employee(s) or agent(s) may inspect the Equipment at its location during normal business hours; (d) the Equipment shall not be used outside the Continental United States; and (e) Sublessee shall not sell, assign or further sublease any of its rights in and to the Equipment or under this Sublease Agreement.

4. Sublessee represents and warrants that: (a) Sublessee is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation. (b) The execution, delivery and performance of this Sublease Agreement: (1) have been duly authorized by all necessary corporate action on the part of Sublessee; (2) do not require the approval of any stockholders, trustee or holder of any obligations of Sublessee except such as have been duly obtained; and (3) do not and will not contravene any law, governmental rule, regulation or order now binding or result in the creation of any lien or encumbrance upon the property of Sublessee under any indenture, mortgage, contract or other agreement to which Sublessee is a party or by which it or its property is bound. (c) This Sublease Agreement constitutes the legal, valid and binding obligation of Sublessee enforceable against Sublessee in accordance with the terms hereof. (d) There are no pending actions or proceedings to which Sublessee is a party, and there are no other pending or threatened actions or proceedings of which Sublessee has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would materially adversely affect the financial condition of Sublessee, or the ability of Sublessee to perform its obligations hereunder. Further, Sublessee is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent which, either individually or in the aggregate, would have the same such effect. (e) Sublessee is an equipment user and not a broker or seller of equipment. Sublessee agrees that Lessor may rely upon the truth and accuracy of all representations and warranties made to Lessee by Sublessee in this Sublease Agreement to the same extent and effect as if such representations and warranties had been made directly to and for the benefit of Lessor.

5. Upon the occurrence of any event specified as a Default (as defined in the Agreement) by or with respect to Sublessee under this Sublease Agreement (to effectuate the foregoing, the provisions of Section 10 of the Lease are incorporated herein by this reference, together with all related definitions and ancillary provisions, mutatis mutandis, such that references to Lessee in such provisions shall refer to the Sublessee hereunder), Lessee shall have all rights and remedies available to the Lessor in the Agreement (excluding, however, the right to sell, lease or otherwise dispose of the Equipment).

6. Lessee further agrees that neither the sublease of the Equipment nor anything in this Sublease Agreement shall relieve Lessee of its obligations to Lessor under the Agreement and it shall remain primarily liable thereunder, and Lessor shall not be required to (a) proceed against Sublessee; (b) proceed against or exhaust any security held from Sublessee; or (c) pursue any other remedy in Lessor’s power whatsoever before proceeding against Lessee. Furthermore, Lessee acknowledges and agrees that a separate action or actions may be brought and prosecuted against Lessee whether an action is brought against Sublessee or whether Sublessee be joined in any such action or actions.

7. (a) WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR AND LESSEE, SUBLESSEE WILL NOT ASSIGN, TRANSFER OR ENCUMBER ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER OR UNDER ANY SCHEDULE, OR ITS LEASEHOLD INTEREST, FURTHER SUBLET THE EQUIPMENT OR OTHERWISE PERMIT THE EQUIPMENT TO BE OPERATED OR USED BY, OR TO COME INTO OR REMAIN IN THE POSSESSION OF, ANYONE BUT SUBLESSEE. No assignment or further sublease, whether authorized in this Section or in violation of the terms hereof, shall relieve Sublessee of its obligations, and Sublessee shall remain primarily liable, hereunder and under each Schedule. Any unpermitted assignment, transfer, encumbrance, delegation or further sublease by Sublessee shall be void ab initio. (b) WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE WILL NOT ASSIGN, TRANSFER OR ENCUMBER ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER. (c) Subject always to the foregoing, this Sublease shall inure to the benefit of, and is binding upon, the successors and permitted assigns of the parties hereto.

8. The parties agree that this Sublease Agreement is expressly subject and subordinate to Lessor’s interest in and to the Equipment and to the Agreement and the rights of Lessor under the Agreement and that, upon the declaration by Lessor of a Default under the Agreement and written notice thereof to the parties by Lessor, at the sole discretion of Lessor as specified in such notice: (a) Sublessee shall make all payments then due or thereafter becoming due under this Sublease Agreement directly to Lessor; and/or (b) this Sublease Agreement shall be terminated and Lessor shall have all rights and remedies specified in the Agreement.

9. All notices and other communications hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by facsimile transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated below the signature of such party or at such other address as such party shall from time to time designate in writing to the other party; and shall be effective from the date of receipt.

10.   (a) This Sublease Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall not be amended or altered in any manner except by a document in writing executed by both parties. This Sublease Agreement may not be amended, and no waiver of any of the provisions hereof shall be effective, without the prior written consent of Lessor.

(b) Any provision of this Sublease Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c) SUBLESSEE HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH SUBLESSEE AND/OR LESSEE MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS SUBLEASE AGREEMENT. IT IS HEREBY AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH

ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS SUBLEASE AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY SUBLESSEE, AND LESSEE AND SUBLESSEE HEREBY ACKNOWLEDGE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. SUBLESSEE FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS SUBLEASE AGREEMENT AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

(d) THIS SUBLEASE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Sublease Agreement may be commenced in the United States District Court for the Southern District of New York and the parties irrevocably submit to the jurisdiction of such court and agree not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Sublease Agreement or the subject matter hereof or the transaction contemplated hereby may not be enforced in or by such court. Each party agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address designated pursuant hereto, or as otherwise provided under the laws of the State of New York.

11. Sublessee hereby grants to Lessee a first priority security interest in all equipment (as such term is defined in the UCC) in which Sublessee shall from time to time acquire an ownership interest now or hereafter located at the Equipment Location and specified on the Specification of Equipment for Sublease executed pursuant hereto, together with all additions, attachments, accessions and accessories thereto whether or not furnished by the supplier of such equipment and any and all substitutions, replacements or exchanges therefor, together with all warranties with respect thereto, manuals and other books and records relating thereto, in each such case in which Sublessee shall from time to time acquire an ownership interest, together with Sublessee’s interest in all warranties with respect thereto, manuals and other books and records relating thereto, and any and all insurance and/or other proceeds (but without power of sale) of the property in and against which a security interest is granted, in order to secure the prompt payment of the Rent and all of the other amounts from time to time outstanding under and with respect to the Schedules, and the performance and observance by Lessee of all the agreements, covenants and provisions thereof (including, without limitation, all of the agreements, covenants and provisions of the Agreement that are incorporated therein). Sublessee acknowledges that it will enjoy a substantial economic benefit by virtue of the leasing of the Equipment by Lessor to Lessee pursuant to the Master Lease Agreement, by virtue of the use of such Equipment by

Sublessee permitted under this Equipment Sublease Agreement. Sublessee acknowledges and agrees that Lessee will assign to Lessor the security interests granted under this Section 11.

12. Lessee and Sublessee shall execute and deliver Uniform Commercial Code financing statements with respect to the Equipment in form and substance reasonably satisfactory to Lessor, as Lessor shall request from time to time in order to perfect more effectively the security interest of Lessor under the Agreement in the Equipment.

13. This Sublease Agreement may be executed in any number of counterparts, and by different parties hereto on separate counterparts or signature pages, each of which shall be deemed an original, but all of which constitute one and the same instrument, and this Sublease Agreement shall be binding on all of the parties hereto, even though such parties do not sign the same counterpart or signature page.

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IN WITNESS WHEREOF, the parties have caused this Equipment Sublease Agreement to be duly executed, as of the day and year first above written.

FADV HOLDINGS LLC Lessee		FIRST ADVANTAGE CORPORATION Sublessee

By:	/S/ KENNETH D. DEGIORGIO	By:	/S/ JULIE WATERS
Name:	Kenneth D. DeGiorgio	Name:	Julie Waters
Title:	Authorized Representative	Title:	Vice President and General Counsel

12395 First American Way Poway, CA 92064		One Progress Plaza Suite 2400 St. Petersburg, Florida 33701

THIS EQUIPMENT SUBLEASE AGREEMENT IS ACCEPTED

BY LESSOR

GENERAL ELECTRIC CAPITAL CORPORATION,

FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS

By:	/S/ RICHARD MOSKWA
Name:	Richard Moskwa
Title:	Duly Authorized Signature

-Signature Page-

Equipment Sublease

ASSIGNMENT TO LESSOR

FADV HOLDINGS LLC (“Lessee”) hereby assigns to GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, all right, title and interest of Lessee in the foregoing Equipment Sublease Agreement and all rents and issues therefrom and all security interests granted by Sublessee to Lessee pursuant to the foregoing Equipment Sublease Agreement, as security for the performance by Lessee of its obligations pursuant to the Master Lease Financing Agreement dated as of December 28, 2000.

Manual execution hereunder acknowledges this to be the original executed Equipment Sublease Agreement, and that all other copies have been conspicuously marked “COUNTERPART”.

FADV HOLDINGS, LLC, as Lessee

By:	/S/ KENNETH D. DEGIORGIO
Name:	Kenneth D. DeGiorgio
Title:	Authorized Representative

Receipt of this original counterpart is hereby acknowledged on this 14th day of September, 2005.

GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, as Lessor

By:	/S/ RICHARD MOSKWA
Name:	Richard Moskwa
Title:	Duly Authorized Signature

SPECIFICATION OF

EQUIPMENT FOR SUBLEASE

Pursuant to Equipment Sublease Agreement dated as of September 14, 2005

All Equipment described on Schedule A to Annex A of Equipment Schedule Nos. 1 and 2 as being used by First American CREDCO and located at the Equipment Location specified on the attached Schedule.

Date: September 14, 2005	FADV HOLDINGS LLC Lessee

	By:	/S/ KENNETH D. DEGIORGIO
	Name:	Kenneth D. DeGiorgio
	Title:	Authorized Representative

FIRST ADVANTAGE CORPORATION Sublessee

	By:	/S/ JULIE WATERS
	Name:	Julie Waters
	Title:	Vice President and General Counsel

SCHEDULE TO SPECIFICATION OF

EQUIPMENT FOR SUBLEASE

Equipment Location:

City	County	State
Poway	San Diego	CA
Uniondale	Nassau	NY
Portland	Multnomah	OR